Exhibit 10.2

DATE: September 29, 2006

WOO YUEN YU

(as Vendor)

AND

TECH TEAM INVESTMENT LIMITED

(as Purchaser)

AND

MICHELLE SIU KWAN LAM AND

JOSEPH SUI KEI LAM

(as Guarantors)

LIGHTSCAPE HOLDING LTD.

(as “Company”)

CANCELLANTION DEED

THIS CANCELLATION DEED is dated September 29, 2006

BETWEEN:

(1)

WOO YUEN YU, holder of Hong Kong Identity Card No. B977792(5) and whose correspondence address is at Room 1112, 11/F., Cammer Commercial Building, 30 Cameron Road, Tsimshatsui, Kowloon, Hong Kong (the “Vendor”);

(2)

TECH TEAM INVESTMENT LIMITED, a company incorporated in the British Virgin Islands and having its registered office at Sea Meadow House, Blackburne Highway, Road Town, Tortola, British Virgin Islands (the “Purchaser”);

(3)

JOSEPH SUI KEI LAM, holder of Hong Kong Identity Card No. C486788(0) and whose correspondence address is at Level 25, Bank of China Tower, 1 Garden Road, Central, Hong Kong together with MICHELLE SIU KWAN LAM, holder of US Passport No. 701351369 and whose correspondence address is at Level 25, Bank of China Tower, 1 Garden Road, Central, Hong Kong (collectively the “Guarantors”); and

(4)

LIGHTSCAPE HOLDING LTD., a company incorporated in the British Virgin Islands and having its registered office at OMC Chambers, P.O. Box 3152, Road Town, Tortola, British Virgin Islands (the “Company”).

WHEREAS:

(A)

The Vendor, Purchaser and Guarantors entered into a Sale and Purchase Agreement dated 30 March 2006 (the “Sale and Purchase Agreement”) in respect of the sale and purchase of 6 shares of US$1.00 each of Lightscape Holding Limited is a company incorporated in the British Virgin Islands with limited liability (the “Company”.

(B)	Pursuant to the terms of the Sale and Purchase Agreement, the Guarantors executed a Deed of Indemnity dated 30 March 2006 in favour of the Purchaser and the Company (the “Deed of Indemnity”).

(C)	The parties have mutually agreed to cancel the said Sale and Purchase Agreement and the Deed of Indemnity subject to and upon the terms and conditions of this Deed.

NOW THIS DEED WITNESSES AND IT IS HEREBY AGREED as follows:

1.	INTERPRETATION

1.1

The headings of this Agreement are inserted for convenience only and shall be ignored in construing this Agreement.  Unless the context otherwise requires, references in this Agreement to the singular shall be deemed to include references to the plural and vice versa; and references to one gender shall include all genders and references to any person shall include an individual, firm, body corporate or unincorporate.

1.2	The Recitals shall form part of this Agreement.

2.	CANCELLATION OF THE SALE AND PURCHASE AGREEMENT

The parties hereby mutually agree to cancel the Sale and Purchase Agreement and the Deed of Indemnity and the parties hereby RELEASE each other from all such rights, obligations and interest of and in the Sale and Purchase Agreement and the Deed of Indemnity.

3.	FURTHER ASSURANCE

Each party shall execute, do and perform or procure to be executed, done and performed by other necessary parties all such further acts, agreements, assignments, assurances, deeds and documents within its powers to give effect to this Agreement and all transactions contemplated hereunder.

4.	INVALIDITY

If at any time any one or more of the provisions of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the laws of any relevant jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement in that jurisdiction nor the legality, validity or enforceability of such provision under the laws of any other jurisdictions shall in any way be affected or impaired thereby.

5.	COUNTERPART

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of parties hereto may execute this Agreement by signing any such counterparts.

6.	GOVERNING LAW, JURISDICTION AND PROCESS AGENTS

6.1	This Agreement shall be governed by and construed in accordance with the laws of Hong Kong.

6.2	The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the courts of Hong Kong.

6.3

The Purchaser hereby irrevocably appoints Mr. Bondy Tan, holder of Hong Kong Permanent Identity Card No. D 500769 (1)) and whose correspondence address is at 16/F., Hang Seng Mongkok Building, 677 Nathan Road, Mongkok, Kowloon, Hong Kong as its service agent to accept service or process out of the courts of the Hong Kong in connection with this Agreement.  Such appointment cannot be revoked and the Purchaser hereby confirms that any process, writ of action or summonses out of the courts of Hong Kong served either personally on or sent by post (postal prepaid) to the service agent referred to in this Clause 6.3 at the then current address of such service agent shall be and shall be deemed to be served on the Purchaser and that the failure of the service agent to give any notice of such service of process to the Purchaser shall not impair or affect the validity of such service or of any judgment based thereon.

6.4

The Vendor hereby irrevocably appoints Mr. Joseph Sui Kei Lam, one of the Guarantors and whose correspondence address is at Level 25, Bank of China Tower, 1 Garden Road, Central, Hong Kong as her service agent to accept service or process out of the courts of the Hong Kong in connection with this Agreement.  Such appointment cannot be revoked and the Vendor hereby confirms that any process, writ of action or summonses out of the courts of Hong Kong served either personally on or sent by post (postal prepaid) to the service agent referred to in this Clause 6.4 at the then current address of such service agent shall be and shall be deemed to be served on the Vendor and that the failure of the service agent to give any notice of such service of process to the Vendor shall not impair or affect the validity of such service or of any judgment based thereon.

IN WITNESS whereof this Deed has been duly executed by all parties hereto the day and year first above written.

THE VENDOR

SIGNED, SEALED AND DELIVERED	)
by WOO YUEN YU	)	/s/ Woo Yuen Yu
in the presence of:	)

THE PURCHASER

SEALED with the common seal of and	)
)
SIGNED by	)
)
for and on behalf of	)
	)	/s/ signed and sealed
tech team INVESTMENT LIMITED	)
)
in the presence of:	)

THE GUARANTORS

SIGNED, SEALED AND DELIVERED	)
by Michelle Siu Kwan LAM	)	/s/ Michelle Siu Kwan Lam
in the presence of:	)

SIGNED, SEALED AND DELIVERED	)
by Joseph Sui Kei LAM	)	/s/ Joseph Sui Kei Lam
in the presence of:	)

THE COMPANY

SEALED with the common seal of and	)
)
SIGNED by	)
)
for and on behalf of	)
	)	/s/ signed and sealed
Lightscape Holding Ltd.	)
)
in the presence of:	)

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